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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 27, 2005
                        (Date of earliest event reported)

                              LASERCARD CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                      0-06377                  77-0176309
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)

          1875 N. SHORELINE BOULEVARD, MOUNTAIN VIEW, CALIFORNIA 94043
               (Addresses of principal executive offices) (Zip Code)

           REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 969-4428

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o   Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

                                TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibit Index

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TABLE OF CONTENTS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

On October 27, 2005, Registrant announced via news release its results for its fiscal 2006 second quarter ended September 30, 2005. The full text of the news release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    Exhibit 99.1 Registrant's News Release dated October 27, 2005, is furnished pursuant to Item 2.02 of Form 8-K.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized on the 27th day of October, 2005.

LASERCARD CORPORATION
(Registrant)

By: /s/ STEVEN G. LARSON

    ------------------------------------------
    Steven G. Larson
    Vice President, Finance and Chief Financial Officer

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TABLE OF CONTENTS

                                  EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
------        -----------

99.1 Registrant's News Release dated October 27, 2005, is furnished pursuant to Item 2.02 of Form 8-K